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                                                                   EXHIBIT 10.43



                          OPTION AGREEMENT


     THIS AGREEMENT is made effective as of April 20, 1995, by and between David Peterson (hereinafter referred to as "Optionee"), and Cadiz Land Company, Inc., a Delaware corporation (hereinafter referred to as "Company")


                             RECITALS

     WHEREAS, to provide additional incentive for the diligent performance by Optionee of his duties for the Company, the Company desires to grant to Optionee and Optionee is desirous of acquiring an option to purchase shares of the common stock of the Company, subject to the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Grant of Option. Subject to the terms and conditions hereinafter set forth, the Company hereby gives and grants to Optionee the right and option to purchase all or any part of an aggregate of 50,000 shares of the authorized but unissued common shares of the Company (the "Shares") at the purchase price of $4.25 per share. The options granted hereby shall be conditional and shall vest, if at all, and shall be immediately exercisable by Optionee, at the discretion of the Board of Directors of the Company, based upon the Board's good faith evaluation of the performance of the agricultural operations of the Company under Optionee's supervision. Such evaluation will take into account, among other things, Optionee's ability to meet the goals and timetables for the Company's agricultural operations as provided in the company's business plan, in light of the resources allocated by the Company to such operations and external market conditions affecting such operations. The Board may also examine such additional objective and subjective criteria as may be deemed relevant by the Board from time to time. It shall be a further condition to the vesting of the conditional options described herein that, at the time of vesting, Optionee shall be an active employee of the Company. These conditional options shall expire five (5) years from the date hereof.

     2. Exercise of Option. Optionee may exercise any option granted hereunder subsequent to the vesting thereof by notifying the Company in writing of his intention to exercise such option. A closing date shall then be agreed to in good faith no later than 30 days after the notice, at which time Optionee shall pay the purchase price of the Shares being purchased, and the Company shall deliver to Optionee the certificates for shares duly endorsed. Optionee may purchase all or any part of the Shares subject to options granted hereby subsequent to the vesting thereof.

     3. Representations. The Company represents and warrants to Optionee that Optionee, upon proper exercise, shall receive good and marketable title to the Shares underlying the options being granted hereby, free of all pledges, liens and encumbrances, except as provided in paragraph 4.

     4. Representations and Warranties of Optionee. Optionee hereby represents and warrants that:

        A. The options granted hereby and the Shares which will be purchased by and delivered to Optionee upon exercise of such options are being acquired by Optionee for his own account and not with a view to resale or other disposition thereof.

        B. The options granted hereunder and any Shares which may be issued to Optionee upon the exercise of options granted hereunder are restricted securities, and are not freely tradeable. Optionee will not sell, transfer, or make any other disposition of any option or the Shares to be purchased and delivered to Optionee hereunder upon the exercise of such option unless and until (a) such option or Shares, as applicable, are included in a registration statement or a post-effective amendment under the Securities Act which has been filed by the Company and declared effective by the Securities and Exchange Commission (the "SEC"), or (b) in the opinion of counsel for the Company, no such registration statement or post-effective amendment is required, or (c) the SEC has first issued a "no action" letter regarding any such proposed disposition of any option or the Shares.

     5. Federal and State Securities Law Requirements. The obligation of the Company to deliver and transfer the Shares to the Optionee upon any exercise of any option shall be subject to the following:

        A. The Company may require Optionee, as an additional condition of its obligation to deliver the Shares upon exercise of any option hereunder, to make any representations and warranties (including without limit those set forth in Paragraph 4 hereof) with respect to the Shares as may, in the opinion of counsel to the Company, be required to ensure compliance with the Securities Act, the securities laws of any state, or any other applicable law, regulation, or rule of any governmental agency.

        B. Each certificate representing the Shares issued pursuant to this Agreement shall bear whatever legends are required by federal or state law or by any governmental agency. In particular, unless an appropriate registration statement is filed pursuant to the Securities Act with respect to the Shares, each certificate representing such Shares shall be endorsed on its face with the following legend or its equivalent:

           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES
MAY BE SOLD OR TRANSFERRED ONLY IF THEY HAVE BEEN REGISTERED UNDER SAID ACT OR THERE EXISTS AN EXEMPTION FROM REGISTRATION UNDER SAID ACT OR THE RULES AND REGULATIONS THEREUNDER EVIDENCED BY A NO-ACTION LETTER OR AN OPINION OF COUNSEL TO THE ISSUER OR TO THE HOLDER HEREOF REASONABLY SATISFACTORY TO THE ISSUER.

     6. Restrictions.  Optionee:

        A. Shall not be entitled to any type of dividend declared by the Company, unless and until an option is exercised; and

        B. Shall not be entitled to any voting rights by virtue of an option; and

        C. Acknowledges that the options granted hereby are personal to Optionee and that Optionee may not sell, assign, transfer or otherwise dispose of such options to any other person.

     7. Anti-Dilution. If prior to the exercise of any option granted hereunder the Company shall have effected one or more stock split-ups, stock dividends, or other increases or reductions of the number of shares of its common stock outstanding without receiving compensation therefor in money, services or property, the number of Shares of common stock subject to the options hereby granted shall (a) if a net increase shall have been effected in the number of outstanding shares of the Company's common stock, be proportionately increased and the cash consideration payable per Share shall be proportionately reduced; and (b) if a net reduction shall have been effected in the number of outstanding Shares of the Company's common stock, be proportionately reduced and the cash consideration payable per Share be proportionately increased.

     8. Piggyback Registration Rights. If, during the time which the Optionee is eligible to exercise any options granted hereunder, the Company proposes to file with the Securities and Exchange Commission a registration statement for registration under the Act, the Company will use its best efforts to include in any such filing the Shares underlying Optionee's vested options upon terms and conditions substantially similar to those granted to other holders of the Company's securities who have been granted piggyback registration rights.

     9. Agreement to Perform Necessary Acts. The parties hereto agree to cooperate fully with one another in executing all documents, certificates, notices, filings and the like and performing all acts reasonably necessary to carry out the intent of this agreement.

     10. Amendments. This agreement may not be modified, amended or changed except by an instrument in writing signed by the parties hereto.

     11. Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of the State of California.

     12. Successors. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, transferees and assignees of the Optionee.

     13. Counterparts. This Agreement may be executed in any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

     14. Litigation and Attorneys' Fees. In the event of any litigation between the parties hereto in connection with this Agreement or to enforce any provision or right hereunder, the unsuccessful party to such litigation shall pay to the successful party the reasonable legal expenses, to include without limitation, attorney's fees, costs and necessary disbursements incurred by the successful party, which costs, expenses and attorneys' fees shall be included as a part of any judgment rendered in such action in addition to any other relief to which the successful party may be entitled.

  IN WITNESS WHEREOF, the parties have executed this Option Agreement as of the day and year first above written.

                          OPTIONOR

                          CADIZ LAND COMPANY, INC.

                          By: /s/ Keith Brackpool
                              -----------------------------------------
                              Keith Brackpool, Chief Executive Officer



                          OPTIONEE

                          By:  /s/ David Peterson
                              -----------------------------------------
                              David Peterson